UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3430
Oppenheimer U.S. Government Trust
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 2/29/2012

Item 1. Reports to Stockholders.
February 29, 2012 Oppenheimer U.S. Government Trust Management Commentary and Semiannual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers SEMIANNUAL REPORT Listing of Top Holdings Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Portfolio Allocation

Mortgage-Backed Obligations:
Government Agency	52.0%
Non-Agency	7.6
U.S. Government Obligations	26.0
Short-Term Notes	13.8
Asset-Backed Securities	0.6
Options Purchased	—	*

*	Represents a value of less than 0.05%.
Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2012, and are based on the total market value of investments. For more current holdings information, please visit oppenheimerfunds.com.

Credit Rating Breakdown	NRSRO Only Total
AAA	96.2%
AA	0.6
A	1.2
BBB	0.1
BB	0.1
B	0.4
CCC	1.0
CC	0.4

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of February 29, 2012, and are subject to change. Except for certain securities issued or guaranteed by a sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a sovereign entity are assigned a credit rating equal to the highest NRSRO rating assigned to that sovereign entity. U.S. Government “Treasury” and “Agency” securities are included in the AAA category. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
6 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 8/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 7/21/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
7 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	September 1, 2011	February 29, 2012	February 29, 2012
Actual
Class A	$1,000.00	$1,026.70	$4.55
Class B	1,000.00	1,022.90	8.33
Class C	1,000.00	1,022.90	8.33
Class N	1,000.00	1,025.40	5.81
Class Y	1,000.00	1,026.80	3.28

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.39	4.53
Class B	1,000.00	1,016.66	8.31
Class C	1,000.00	1,016.66	8.31
Class N	1,000.00	1,019.14	5.79
Class Y	1,000.00	1,021.63	3.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended February 29, 2012 are as follows:

Class	Expense Ratios
Class A	0.90%
Class B	1.65
Class C	1.65
Class N	1.15
Class Y	0.65
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
9 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS February 29, 2012 / Unaudited

	Principal
	Amount	Value

Asset-Backed Securities—0.9%
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	$1,930,000	$1,960,628
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	2,750,000	2,759,959
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[1]	2,150,000	2,157,291
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[2]	779,727	772,904
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 20.93%, 2/25/32[3]	8,445,488	980,053

Total Asset-Backed Securities (Cost $8,356,563)		8,630,835

Mortgage-Backed Obligations—80.8%
Government Agency—70.5%
FHLMC/FNMA/FHLB/Sponsored—67.2%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19	108,735	115,837
4.50%, 3/1/42[4]	18,250,000	19,387,773
5%, 7/15/33-6/15/34	3,014,132	3,286,937
5.50%, 9/1/39	6,861,887	7,459,392
6%, 1/1/22-7/15/24	2,606,886	2,880,895
6.50%, 4/15/18-4/1/34	1,834,737	2,013,055
7%, 8/15/16-3/1/35	4,690,889	5,448,223
7.50%, 9/15/12-2/15/32	2,570,659	3,099,714
8%, 4/1/16	342,236	370,824
9%, 8/1/22-5/1/25	108,165	125,085
11.50%, 6/15/20-12/3/20	62,977	68,218
12.50%, 7/15/19	10,433	11,350
13%, 8/15/15	13,155	14,259
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	37,896	43,965
Series 1644, Cl. S, 2.671%, 12/15/23[5]	4,936,716	5,141,002
Series 2006-11, Cl. PS, 23.672%, 3/25/36[5]	810,516	1,201,216
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,781,192	3,236,441
Series 2116, Cl. ZA, 6%, 1/15/29	1,834,449	2,066,933
Series 2148, Cl. ZA, 6%, 4/15/29	2,978,193	3,303,123
Series 2220, Cl. PD, 8%, 3/15/30	164,608	197,006
Series 2326, Cl. ZP, 6.50%, 6/15/31	332,847	381,987
Series 2344, Cl. FP, 1.199%, 8/15/31[5]	475,382	480,895
Series 2368, Cl. PR, 6.50%, 10/15/31	1,376,743	1,557,012
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,196,635	1,373,573
Series 2451, Cl. FD, 1.249%, 3/15/32[5]	329,751	334,440
Series 2461, Cl. PZ, 6.50%, 6/15/32	772,944	872,697
Series 2464, Cl. FI, 1.249%, 2/15/32[5]	346,351	350,292
Series 2465, Cl. PG, 6.50%, 6/15/32	1,107,671	1,292,966
10 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2470, Cl. LF, 1.249%, 2/15/32[5]	$347,370	$352,370
Series 2471, Cl. FD, 1.249%, 3/15/32[5]	525,733	532,760
Series 2500, Cl. FD, 0.749%, 3/15/32[5]	536,623	540,584
Series 2517, Cl. GF, 1.249%, 2/15/32[5]	275,292	279,186
Series 2526, Cl. FE, 0.649%, 6/15/29[5]	674,691	678,283
Series 2530, Cl. FD, 0.749%, 2/15/32[5]	714,759	719,852
Series 2538, Cl. F, 0.849%, 12/15/32[5]	801,675	807,111
Series 2551, Cl. FD, 0.649%, 1/15/33[5]	461,305	463,558
Series 2551, Cl. LF, 0.749%, 1/15/33[5]	41,644	41,902
Series 2668, Cl. AZ, 4%, 9/1/18	709,478	752,066
Series 3015, Cl. GM, 5%, 8/1/35	8,440,000	9,592,199
Series 3019, Cl. MD, 4.75%, 1/1/31	409,375	409,991
Series 3094, Cl. HS, 23.472%, 6/15/34[5]	472,155	654,106
Series 3134, Cl. FA, 0.549%, 3/15/36[5]	9,603,745	9,593,929
Series 3242, Cl. QA, 5.50%, 3/1/30	196,895	197,182
Series 3465, Cl. HA, 4%, 7/1/17	470,938	490,683
Series 3617, Cl. DC, 4%, 7/1/27	5,379,909	5,565,926
Series 3676, Cl. DA, 4%, 4/1/22	2,161,743	2,198,756
Series 3822, Cl. JA, 5%, 6/1/40	3,669,890	3,933,576
Series 3848, Cl. WL, 4%, 4/1/40	2,696,301	2,847,771
Series 3917, Cl. BA, 4%, 6/1/38	5,035,974	5,299,427
Series R013, Cl. AB, 6%, 12/1/21	509,055	516,049
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 12.209%, 2/1/28[3]	183,431	33,588
Series 205, Cl. IO, 10.812%, 9/1/29[3]	1,217,436	219,781
Series 206, Cl. IO, 17.921%, 12/1/29[3]	330,315	71,804
Series 2074, Cl. S, 62.464%, 7/17/28[3]	266,842	63,243
Series 2079, Cl. S, 79.278%, 7/17/28[3]	447,018	103,877
Series 2122, Cl. S, 41.44%, 2/15/29[3]	1,545,346	289,986
Series 2304, Cl. SK, 49.627%, 6/15/29[3]	1,538,487	294,941
Series 243, Cl. 6, 0.734%, 12/15/32[3]	548,430	109,569
Series 2493, Cl. S, 55.717%, 9/15/29[3]	360,213	81,277
Series 2526, Cl. SE, 38.84%, 6/15/29[3]	598,387	122,433
Series 2531, Cl. ST, 42.865%, 2/15/30[3]	28,865	568
Series 2795, Cl. SH, 5.75%, 3/15/24[3]	4,268,692	652,936
Series 2802, Cl. AS, 82.398%, 4/15/33[3]	438,961	28,022
Series 2819, Cl. S, 52.486%, 6/15/34[3]	5,625,714	1,126,367
Series 2920, Cl. S, 65.132%, 1/15/35[3]	3,300,761	641,446
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	5,005,122	952,155
Series 3110, Cl. SL, 99.999%, 2/15/26[3]	433,587	60,336
Series 3450, Cl. BI, 5.822%, 5/15/38[3]	5,638,898	904,651
Series 3451, Cl. SB, 26.644%, 5/15/38[3]	3,985,716	538,581
Series 3662, Cl. SM, 4.252%, 10/15/32[3]	3,884,977	551,856
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.749%, 5/15/36[5]	5,454,999	5,471,652
11 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.:
2.50%, 4/1/27[4]	$38,935,000	$39,671,117
2.617%, 10/1/36[5]	12,279,969	13,080,611
3.50%, 3/1/27-3/1/41[4]	27,950,000	29,211,194
4%, 10/1/18	5,193,659	5,541,217
4%, 3/16/27-3/1/42[4]	62,345,000	65,627,202
4.50%, 5/25/18-6/1/20	12,240,303	13,154,499
4.50%, 3/1/42[4]	51,770,000	55,175,498
5%, 12/1/17-6/25/22	19,772,307	21,400,985
5%, 3/1/42[4]	46,937,000	50,684,638
5%, 9/25/18[6]	463,152	501,311
5.50%, 1/1/36	1,491,548	1,629,117
5.50%, 3/1/27-3/1/42[4]	30,034,000	32,702,642
6%, 6/25/30-3/1/37	19,119,530	21,156,360
6%, 3/1/42[4]	1,000,000	1,100,157
6%, 10/25/33[6]	2,282,649	2,547,344
6.50%, 6/25/17-1/1/34	14,007,993	15,999,782
7%, 11/1/17-11/25/35	10,005,951	11,583,326
7.50%, 2/25/27-8/25/33	7,220,946	8,663,602
8%, 12/25/22	21,262	25,128
8.50%, 7/1/32	36,459	44,795
11%, 7/25/16	15,240	17,280
11.50%, 11/25/15	14,763	15,168
Federal National Mortgage Assn., 15 yr., 3%, 3/1/27[4]	58,285,000	60,498,006
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-161, Cl. H, 7.50%, 9/25/22	3,262,452	3,957,763
Trust 1992-34, Cl. G, 8%, 3/25/22	11,083	11,237
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	924,932	1,055,626
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	723,726	826,050
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	3,003,997	3,468,534
Trust 2001-69, Cl. PF, 1.244%, 12/25/31[5]	763,446	777,704
Trust 2002-29, Cl. F, 1.244%, 4/25/32[5]	374,859	381,901
Trust 2002-52, Cl. FD, 0.744%, 9/25/32[5]	446,006	451,166
Trust 2002-59, Cl. F, 0.644%, 9/25/32[5]	1,254,164	1,262,666
Trust 2002-60, Cl. FH, 1.244%, 8/25/32[5]	693,857	704,292
Trust 2002-64, Cl. FJ, 1.244%, 4/25/32[5]	115,391	117,558
Trust 2002-68, Cl. FH, 0.746%, 10/18/32[5]	228,091	230,241
Trust 2003-111, Cl. HF, 0.644%, 5/25/30[5]	1,036,771	1,037,500
Trust 2003-116, Cl. FA, 0.644%, 11/25/33[5]	315,473	317,414
Trust 2003-130, Cl. CS, 13.612%, 12/25/33[5]	458,530	554,615
Trust 2003-26, Cl. XF, 0.694%, 3/25/23[5]	2,232,022	2,243,235
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,165,000	3,508,549
Trust 2003-89, Cl. XF, 0.644%, 11/25/32[5]	271,411	271,680
Trust 2004-72, Cl. FB, 0.744%, 9/25/34[5]	2,158,722	2,172,352
Trust 2004-9, Cl. AB, 4%, 7/1/17	675,970	679,625
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	2,257,587	2,617,027
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	4,700,000	5,200,602
Trust 2005-22, Cl. EC, 5%, 10/1/28	4,146	4,146
12 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2005-25, Cl. PS, 27.086%, 4/25/35[5]	$2,552,958	$4,237,382
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,768,438
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	4,077,699	4,254,718
Trust 2006-46, Cl. SW, 23.305%, 6/25/36[5]	515,450	758,661
Trust 2006-50, Cl. KS, 23.305%, 6/25/36[5]	1,114,506	1,665,458
Trust 2006-50, Cl. SK, 23.305%, 6/25/36[5]	1,777,031	2,715,419
Trust 2007-42, Cl. A, 6%, 2/1/33	2,451,548	2,574,621
Trust 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,388,659
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	693,912	738,679
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	3,436,687	3,534,992
Trust 2009-36, Cl. FA, 1.184%, 6/25/37[5]	3,724,566	3,777,643
Trust 2011-122, Cl. EA, 3%, 11/1/29	4,759,427	4,886,625
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	8,769,590	8,880,780
Trust 2011-15, Cl. DA, 4%, 3/1/41	3,287,971	3,486,696
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,614,800	2,830,296
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	2,701,151	2,784,024
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 51.699%, 11/18/31[3]	1,399,144	245,758
Trust 2001-63, Cl. SD, 43.832%, 12/18/31[3]	515,773	91,432
Trust 2001-68, Cl. SC, 32.837%, 11/25/31[3]	339,496	62,433
Trust 2001-81, Cl. S, 38.222%, 1/25/32[3]	343,716	64,947
Trust 2002-28, Cl. SA, 40.658%, 4/25/32[3]	311,307	58,136
Trust 2002-38, Cl. SO, 59.36%, 4/25/32[3]	471,148	100,635
Trust 2002-39, Cl. SD, 46.212%, 3/18/32[3]	497,958	99,691
Trust 2002-41, Cl. S, 71.798%, 7/25/32[3]	1,708,206	334,647
Trust 2002-48, Cl. S, 37.502%, 7/25/32[3]	498,462	90,736
Trust 2002-52, Cl. SD, 43.884%, 9/25/32[3]	446,006	89,088
Trust 2002-52, Cl. SL, 38.646%, 9/25/32[3]	318,630	58,677
Trust 2002-53, Cl. SK, 44.409%, 4/25/32[3]	310,611	65,770
Trust 2002-56, Cl. SN, 39.93%, 7/25/32[3]	681,111	124,072
Trust 2002-77, Cl. IS, 52.915%, 12/18/32[3]	802,696	169,307
Trust 2002-77, Cl. JS, 48.622%, 12/18/32[3]	2,270,700	349,731
Trust 2002-77, Cl. SA, 40.425%, 12/18/32[3]	1,654,382	258,776
Trust 2002-77, Cl. SH, 49.119%, 12/18/32[3]	463,632	94,531
Trust 2002-9, Cl. MS, 36.606%, 3/25/32[3]	557,280	112,563
Trust 2003-23, Cl. ES, 72.553%, 10/25/22[3]	3,148,869	200,158
Trust 2003-25, Cl. IK, 30.595%, 4/1/33[3]	7,355,409	1,535,767
Trust 2003-33, Cl. SP, 48.417%, 5/25/33[3]	1,343,254	217,165
Trust 2003-4, Cl. S, 45.029%, 2/25/33[3]	821,685	140,582
Trust 2003-89, Cl. XS, 77.549%, 11/25/32[3]	729,214	29,478
Trust 2004-65, Cl. SA, 76.37%, 5/25/23[3]	1,681,407	85,988
Trust 2005-14, Cl. SE, 42.711%, 3/25/35[3]	3,033,424	507,685
Trust 2005-40, Cl. SB, 79.65%, 5/25/35[3]	2,323,373	474,862
Trust 2005-6, Cl. SE, 18.043%, 2/25/35[3]	3,984,381	707,043
Trust 2005-71, Cl. SA, 67.889%, 8/25/25[3]	2,155,470	323,933
Trust 2006-129, Cl. SM, 15.075%, 1/25/37[3]	3,977,588	586,598
13 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2006-51, Cl. SA, 56.205%, 6/25/36[3]	$3,702,896	$516,346
Trust 2006-60, Cl. DI, 42.995%, 4/25/35[3]	2,704,348	367,012
Trust 2007-77, Cl. SB, 6.524%, 12/25/31[3]	4,316,828	209,269
Trust 2007-88, Cl. XI, 16.615%, 6/25/37[3]	1,841,204	267,647
Trust 2008-46, Cl. EI, 5.774%, 6/25/38[3]	5,639,379	893,617
Trust 2008-55, Cl. SA, 17.015%, 7/25/38[3]	2,392,462	336,683
Trust 2011-84, Cl. IG, 2%, 8/1/13[3]	7,989,082	180,616
Trust 221, Cl. 2, 35.826%, 5/1/23[3]	1,046,790	225,423
Trust 252, Cl. 2, 37.679%, 11/1/23[3]	499,516	108,707
Trust 303, Cl. IO, 37.593%, 11/1/29[3]	4,037,450	861,358
Trust 319, Cl. 2, 27.283%, 2/1/32[3]	1,077,198	199,061
Trust 321, Cl. 2, 7.113%, 4/1/32[3]	1,432,779	258,480
Trust 324, Cl. 2, 3.477%, 7/1/32[3]	626,470	118,779
Trust 328, Cl. 2, 12.11%, 12/1/32[3]	4,298,306	819,457
Trust 334, Cl. 12, 14.959%, 2/1/33[3]	2,203,806	427,337
Trust 339, Cl. 7, 19.523%, 7/1/33[3]	1,966,380	286,738
Trust 351, Cl. 10, 12.829%, 4/1/34[3]	1,614,687	216,092
Trust 351, Cl. 8, 6.462%, 4/1/34[3]	1,440,468	196,339
Trust 356, Cl. 10, 14.50%, 6/1/35[3]	1,185,090	163,709
Trust 356, Cl. 12, 17.586%, 2/1/35[3]	593,727	81,899
Trust 362, Cl. 13, 0.105%, 8/1/35[3]	991,634	154,997
Trust 364, Cl. 15, 7.689%, 9/1/35[3]	1,589,621	259,267
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 327, Cl. 1, 9.461%, 9/1/32[7]	288,061	274,307
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 22.247%, 6/15/25[3]	4,984,896	102,095

		673,872,423

GNMA/Guaranteed—1.0%
Government National Mortgage Assn.:
2.375%, 5/9/17[5]	11,681	12,096
5%, 11/1/34	572,491	605,520
6.50%, 11/29/23-12/30/23	70,256	80,787
7%, 1/29/28-2/8/30	399,364	470,741
7.50%, 3/2/22-11/29/26	221,026	247,758
8%, 9/29/16-8/29/28	47,157	50,125
8.50%, 8/1/17-12/15/17	187,734	211,960
9.50%, 7/30/18-12/30/19	6,223	6,263
10%, 8/29/17-8/30/19	50,109	51,564
10.50%, 12/30/15-12/30/20	125,400	132,983
11%, 11/8/19-8/8/20	112,091	121,143
12%, 12/30/12-3/30/14	1,818	1,833
13.50%, 1/30/13	874	880
Government National Mortgage Assn. , Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 1999-32, Cl. ZB, 8%, 9/16/29	3,932,698	4,656,698
14 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

GNMA/Guaranteed Continued
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2000-12, Cl. ZA, 8%, 2/16/30	$968,692	$1,163,411
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 64.407%, 7/16/28[3]	961,025	228,757
Series 1998-6, Cl. SA, 75.038%, 3/16/28[3]	564,876	136,430
Series 2007-17, Cl. AI, 16.41%, 4/16/37[3]	4,412,021	847,518
Series 2010-111, Cl. GI, 2%, 9/1/13[3]	35,840,418	836,816

		9,863,283

Other Agency—2.3%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	2,194,079	2,222,287
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	4,345,000	4,590,374
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	4,893,245	5,113,531
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.713%, 10/7/20[5]	4,350,179	4,355,268
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.826%, 12/8/20[5]	3,275,335	3,289,419
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	3,165,545	3,248,641

		22,819,520

Non-Agency—10.3%
Commercial—7.3%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-3, Cl. A4, 5.889%, 7/10/44	3,125,000	3,532,542
Series 2007-3, Cl. A4, 5.567%, 6/1/49[5]	2,035,000	2,257,719
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 1.754%, 6/22/24[1,3]	5,452,795	261,568
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	4,669,175	4,594,267
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg.-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 1A1, 2.66%, 10/25/35[5]	6,060,867	5,022,089
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	3,370,000	3,712,360
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.807%, 9/1/20[1,3]	24,338,832	1,741,638
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	10,233,027	10,405,948
15 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Continued
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	$5,040,000	$5,645,400
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	2,610,000	2,586,545
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,500,458	1,445,484
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 10.696%, 1/17/34[1,3]	18,015,952	181,727
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.784%, 5/25/35[5]	2,780,637	1,966,370
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	3,590,000	4,056,731
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[2]	944,113	959,422
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LD11, Commercial Mtg. Pass-Through Certificates, Series 2007-LD11, Cl. A4, 5.819%, 6/1/49[5]	2,400,000	2,659,979
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 5.819%, 6/1/49[5]	2,449,908	2,639,881
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.728%, 1/1/37[5]	749,900	512,565
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	4,635,000	5,271,226
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	214,118	187,200
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	1,839,082	1,892,590
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.879%, 6/1/49[5]	2,575,000	2,591,721
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Pass-Through Certificates, Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49	2,980,000	3,461,894
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	1,145,000	1,277,904
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.613%, 2/1/35[5]	3,456,150	3,222,231
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 1.73%, 3/1/44[3]	14,749,339	1,304,926

		73,391,927
16 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

Multifamily—0.5%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates, Series 2005-10, Cl. A3, 2.698%, 10/1/35[5]	$3,674,995	$2,919,109
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	530,422	498,106
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.034%, 9/1/35[5]	1,697,912	1,466,858

		4,884,073

Other—0.4%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	3,590,000	4,001,944
Residential—2.1%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.204%, 5/25/34[5]	3,968,328	3,334,146
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.344%, 9/25/36[5]	935,811	287,881
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 2.77%, 2/1/37[5]	1,618,058	1,632,752
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	2,961,122	2,954,086
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.972%, 6/1/47[5]	3,162,186	2,242,390
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.346%, 5/1/36[5]	890,194	692,576
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.775%, 5/1/34[5]	2,005,602	1,751,124
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.459%, 10/25/36[5]	2,498,778	2,255,504
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.594%, 12/25/34[5]	320,350	313,194
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/1/36	725,514	631,472
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	21,823	12,975
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.603%, 2/1/37[5]	4,651,428	3,198,999
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.625%, 9/1/34[5]	258,221	258,125
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	1,000,846	992,881

		20,558,105

Total Mortgage-Backed Obligations (Cost $780,300,001)		809,391,275
17 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

U.S. Government Obligations—35.3%
Federal Home Loan Mortgage Corp. Nts.:
0.50%, 4/17/15	$65,551,000	$65,665,321
2%, 8/25/16	5,070,000	5,317,578
2.375%, 1/13/22	4,949,000	5,016,054
2.50%, 5/27/16	7,205,000	7,698,867
5%, 2/16/17	11,245,000	13,334,085
5.25%, 4/18/16	14,445,000	16,999,122
5.50%, 7/18/16	8,220,000	9,864,600
Federal National Mortgage Assn. Nts.:
0.375%, 3/16/15	60,038,000	59,772,632
1.125%, 4/27/17[4]	40,165,000	40,122,626
4.375%, 10/15/15	12,656,000	14,328,756
5.375%, 6/12/17	14,397,000	17,540,815
U.S. Treasury Bills:
0.04%, 3/15/12	32,850,000	32,849,229
0.042%, 3/1/12	30,000,000	30,000,000
0.05%, 3/8/12	20,000,000	19,999,762
0.06%, 3/22/12[6]	15,000,000	14,999,475

Total U.S. Government Obligations (Cost $348,527,260)		353,508,922

Short-Term Notes—18.7%
Federal Home Loan Bank:
0.001%, 3/1/12	13,000,000	13,000,000
0.001%, 3/2/12	36,000,000	35,999,925
0.07%, 3/7/12	35,000,000	34,999,621
0.09%, 3/9/12	60,000,000	59,998,922
0.09%, 3/20/12	10,000,000	9,999,551
0.10%, 3/14/12	34,000,000	33,998,772

Total Short-Term Notes (Cost $187,996,791)		187,996,791

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.0%
U.S. Treasury Nts. Futures, 10 yr., 6/20/12 Put[8]	3/12/12	$131	16	4,750
U.S. Treasury Nts. Futures, 10 yr., 6/20/12 Put[8]	3/26/12	127	3	47
U.S. Treasury Nts. Futures, 10 yr., 6/20/12 Put[8]	3/26/12	128	68	5,313
U.S. Treasury Nts. Futures, 10 yr., 6/20/12 Put[8]	3/26/12	129	94	10,281
U.S. Treasury Nts. Futures, 10 yr., 6/20/12 Put[8]	3/26/12	130	34	12,219
18 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Expiration	Strike
	Date	Price	Contracts	Value

Options Purchased Continued
U.S. Treasury Nts. Futures, 10 yr., 6/20/12 Put[8]	3/26/12	$131	63	$32,484
U.S. Treasury Nts. Futures, 10 yr., 6/20/12 Put[8]	4/23/12	126	58	5,438

Total Options Purchased (Cost $65,620)				70,532

Total Investments, at Value (Cost $1,325,246,235)			135.7%	1,359,598,355
Liabilities in Excess of Other Assets			(35.7)	(357,510,718)

Net Assets			100.0%	$1,002,087,637

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $7,289,383 or 0.73% of the Fund’s net assets as of February 29, 2012.

2.	Restricted security. The aggregate value of restricted securities as of February 29, 2012 was $1,732,326, which represents 0.17% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	$932,311	$959,422	$27,111
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	780,743	772,904	(7,839)

		$1,713,054	$1,732,326	$19,272

3.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $27,897,967 or 2.78% of the Fund’s net assets as of February 29, 2012.

4.	When-issued security or delayed delivery to be delivered and settled after February 29, 2012. See Note 1 of the accompanying Notes.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $5,048,611. See Note 5 of the accompanying Notes.
19 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Unaudited / Continued

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $274,307 or 0.03% of the Fund’s net assets as of February 29, 2012.

8.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2 — inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3 — significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 29, 2012 based on valuation input level:

		Level 2–	Level 3–
	Level 1–	Other	Significant
	Unadjusted	Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$8,630,835	$—	$8,630,835
Mortgage-Backed Obligations	—	809,391,275	—	809,391,275
U.S. Government Obligations	—	353,508,922	—	353,508,922
Short-Term Notes	—	187,996,791	—	187,996,791
Options Purchased	70,532	—	—	70,532

Total Investments, at Value	70,532	1,359,527,823	—	1,359,598,355

Other Financial Instruments:
Futures margins	155,578	—	—	155,578

Total Assets	$226,110	$1,359,527,823	$—	$1,359,753,933

Liabilities Table
Other Financial Instruments:
Futures margins	$(773,592)	$—	$—	$(773,592)
Appreciated options written, at value	(6,453)	—	—	(6,453)
Depreciated options written, at value	(66,250)	—	—	(66,250)

Total Liabilities	$(846,295)	$—	$—	$(846,295)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
20 | OPPENHEIMER U.S. GOVERNMENT TRUST

Footnotes to Statement of Investments Continued
Futures Contracts as of February 29, 2012 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds	Buy	241	6/20/12	$34,139,156	$63,162
U.S. Treasury Nts., 5 yr.	Sell	201	6/29/12	24,757,547	686
U.S. Treasury Nts., 5 yr.	Sell	1,047	6/29/12	230,585,392	34,269
U.S. Treasury Nts., 10 yr.	Buy	1	3/21/12	131,266	(517)
U.S. Treasury Nts., 10 yr.	Buy	417	6/20/12	54,607,453	(74,007)
U.S. Treasury Ultra Bonds	Buy	495	6/20/12	77,838,750	(36,498)

					$(12,905)

Written Options as of February 29, 2012 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

U.S. Treasury Nts. Futures, 10 yr., 6/20/12	Put	137	$127.000	3/26/12	$10,514	$(4,281)	$6,233
U.S. Treasury Nts. Futures, 10 yr., 6/20/12	Put	134	129.000	3/26/12	16,923	(20,938)	(4,015)
U.S. Treasury Nts. Futures, 10 yr., 6/20/12	Put	124	126.000	3/26/12	3,704	(1,938)	1,766
U.S. Treasury Nts. Futures, 10 yr., 6/20/12	Put	102	129.500	3/26/12	20,900	(23,906)	(3,006)
U.S. Treasury Nts. Futures, 10 yr., 6/20/12	Put	44	129.500	3/12/12	3,354	(3,438)	(84)
U.S. Treasury Nts. Futures, 10 yr., 6/20/12	Put	5	127.500	3/26/12	384	(234)	150
U.S. Treasury Nts. Futures, 10 yr., 6/20/12	Put	115	127.000	4/23/12	8,826	(17,968)	(9,142)

					$64,605	$(72,703)	$(8,098)

See accompanying Notes to Financial Statements.
21 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES Unaudited
February 29, 2012

Assets
Investments, at value (cost $1,325,246,235)—see accompanying statement of investments	$1,359,598,355
Cash	39,873
Receivables and other assets:
Investments sold (including $35,368,601 sold on a when-issued or delayed delivery basis)	79,170,586
Interest and principal paydowns	2,783,076
Shares of beneficial interest sold	1,325,583
Futures margins	155,578
Other	117,507

Total assets	1,443,190,558

Liabilities
Appreciated options written, at value (premiums received $14,602)	6,453
Depreciated options written, at value (premiums received $50,003)	66,250
Payables and other liabilities:
Investments purchased (including $429,610,925 purchased
on a when-issued or delayed delivery basis)	432,304,093
Shares of beneficial interest redeemed	7,127,543
Futures margins	773,592
Trustees’ compensation	207,623
Distribution and service plan fees	195,263
Dividends	168,311
Transfer and shareholder servicing agent fees	124,930
Shareholder communications	79,446
Other	49,417

Total liabilities	441,102,921

Net Assets	$1,002,087,637

Composition of Net Assets
Par value of shares of beneficial interest	$103,636
Additional paid-in capital	951,797,022
Accumulated net investment income	2,445,540
Accumulated net realized gain on investments	13,410,322
Net unrealized appreciation on investments	34,331,117

Net Assets	$1,002,087,637

22 | OPPENHEIMER U.S. GOVERNMENT TRUST

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $724,609,624 and 74,918,370 shares of beneficial interest outstanding)	$9.67
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.15
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,366,994 and 5,939,265 shares of beneficial interest outstanding)	$9.66
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $157,308,855 and 16,290,771 shares of beneficial interest outstanding)	$9.66
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $45,449,645 and 4,699,525 shares of beneficial interest outstanding)	$9.67
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $17,352,519 and 1,788,147 shares of beneficial interest outstanding)	$9.70

See accompanying Notes to Financial Statements.
23 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended February 29, 2012

Investment Income
Interest	$13,354,293
Fee income on when-issued securities	3,353,246
Other income	19,195

Total investment income	16,726,734

Expenses
Management fees	2,724,871
Distribution and service plan fees:
Class A	847,490
Class B	280,446
Class C	760,093
Class N	104,987
Transfer and shareholder servicing agent fees:
Class A	591,303
Class B	100,412
Class C	139,391
Class N	48,414
Class Y	6,848
Shareholder communications:
Class A	57,191
Class B	10,388
Class C	11,981
Class N	3,582
Class Y	2,480
Trustees’ compensation	9,664
Custodian fees and expenses	3,122
Administration service fees	750
Other	35,580

Total expenses	5,738,993
Less waivers and reimbursements of expenses	(533,639)

Net expenses	5,205,354

Net Investment Income	11,521,380
24 | OPPENHEIMER U.S. GOVERNMENT TRUST

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	$3,761,983
Closing and expiration of option contracts written	428,142
Closing and expiration of futures contracts	8,457,513

Net realized gain	12,647,638
Net change in unrealized appreciation/depreciation on:
Investments	(267,334)
Futures contracts	534,217
Option contracts written	(8,098)

Net change in unrealized appreciation/depreciation	258,785

Net Increase in Net Assets Resulting from Operations	$24,427,803

See accompanying Notes to Financial Statements.
25 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	February 29, 2012	August 31,
	(Unaudited)	2011

Operations
Net investment income	$11,521,380	$31,932,381
Net realized gain	12,647,638	17,401,544
Net change in unrealized appreciation/depreciation	258,785	(15,749,671)

Net increase in net assets resulting from operations	24,427,803	33,584,254

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,946,298)	(24,176,351)
Class B	(502,985)	(1,742,456)
Class C	(1,355,653)	(4,050,443)
Class N	(500,230)	(1,459,282)
Class Y	(216,214)	(503,849)

	(11,521,380)	(31,932,381)
Distributions from net realized gain:
Class A	(7,801,331)	(2,075,294)
Class B	(610,058)	(201,639)
Class C	(1,683,207)	(452,577)
Class N	(470,050)	(135,941)
Class Y	(193,052)	(27,490)

	(10,757,698)	(2,892,941)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	56,859,765	(79,435,545)
Class B	2,155,434	(14,774,918)
Class C	15,433,302	(18,147,229)
Class N	2,451,164	(5,611,596)
Class Y	5,548,713	(23,357,509)

	82,448,378	(141,326,797)

Net Assets
Total increase (decrease)	84,597,103	(142,567,865)
Beginning of period	917,490,534	1,060,058,399

End of period (including accumulated net investment income of $2,445,540 and $2,445,540, respectively)	$1,002,087,637	$917,490,534

See accompanying Notes to Financial Statements.
26 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	February 29, 2012					Year Ended August 31,
Class A	(Unaudited)	2011	2010	2009		2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.64	$9.61	$9.01	$9.32		$9.40	$9.41

Income (loss) from investment operations:
Net investment income[1]	.12	.34	.43	.48		.47	.43
Net realized and unrealized gain (loss)	.34	.06	.60	(.31)		(.08)	.03

Total from investment operations	.46	.40	1.03	.17		.39	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.34)	(.43)	—		(.34)	(.45)
Distributions from net realized gain	(.10)	(.03)	—	—		—	—
Tax return of capital distribution	—	—	—	(.48)		(.13)	(.02)

Total dividends and/or distributions to shareholders	(.43)	(.37)	(.43)	(.48)		(.47)	(.47)

Net asset value, end of period	$9.67	$9.64	$9.61	$9.01		$9.32	$9.40

Total Return, at Net Asset Value[2]	2.67%	4.32%	11.75%	2.04%		4.12%	5.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$724,610	$666,222	$746,068	$648,096		$694,682	$602,743

Average net assets (in thousands)	$710,806	$672,108	$665,818	$697,010		$682,529	$586,872

Ratios to average net assets:[3]
Net investment income	2.53%	3.60%	4.66%	5.41%		4.95%	4.58%
Total expenses	0.99%	1.00%[4]	1.02%[4]	1.02	% [4]	1.00%	1.04%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.90%		0.90%	0.90%

Portfolio turnover rate[5]	71%	57%	56%	109%		56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.02%
Year Ended August 31, 2009	1.02%
Year Ended August 31, 2007	1.04%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 29, 2012	$1,902,803,529	$1,758,546,221
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	February 29, 2012					Year Ended August 31,
Class B	(Unaudited)	2011	2010	2009		2008	2007
Per Share Operating Data
Net asset value, beginning of period	$9.63	$9.60	$8.99	$9.31		$9.39	$9.40

Income (loss) from investment operations:
Net investment income[1]	.09	.27	.36	.41		.40	.36
Net realized and unrealized gain (loss)	.29	.06	.61	(.32)		(.08)	.03

Total from investment operations	.38	.33	.97	.09		.32	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.27)	(.36)	—		(.29)	(.38)
Distributions from net realized gain	(.10)	(.03)	—	—		—	—
Tax return of capital distribution	—	—	—	(.41)		(.11)	(.02)

Total dividends and/or distributions to shareholders	(.35)	(.30)	(.36)	(.41)		(.40)	(.40)

Net asset value, end of period	$9.66	$9.63	$9.60	$8.99		$9.31	$9.39

Total Return, at Net Asset Value[2]	2.29%	3.55%	11.05%	1.17%		3.36%	4.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,367	$55,064	$70,046	$74,066		$94,415	$117,997

Average net assets (in thousands)	$56,611	$61,028	$68,025	$84,223		$108,995	$133,925

Ratios to average net assets:[3]
Net investment income	1.79%	2.86%	3.95%	4.65%		4.19%	3.83%
Total expenses	1.96%	1.95%[4]	2.00%[4]	1.97	% [4]	1.84%	1.86%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%		1.65%	1.65%

Portfolio turnover rate[5]	71%	57%	56%	109%		56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.95%
Year Ended August 31, 2010	2.00%
Year Ended August 31, 2009	1.97%
Year Ended August 31, 2007	1.86%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 29, 2012	$1,902,803,529	$1,758,546,221
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Six Months
	Ended
	February 29, 2012					Year Ended August 31,
Class C	(Unaudited)	2011	2010	2009		2008	2007
Per Share Operating Data
Net asset value, beginning of period	$9.63	$9.60	$8.99	$9.30		$9.38	$9.40

Income (loss) from investment operations:
Net investment income[1]	.09	.27	.36	.41		.40	.36
Net realized and unrealized gain (loss)	.29	.06	.61	(.31)		(.09)	.02

Total from investment operations	.38	.33	.97	.10		.31	.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.27)	(.36)	—		(.28)	(.38)
Distributions from net realized gain	(.10)	(.03)	—	—		—	—
Tax return of capital distribution	—	—	—	(.41)		(.11)	(.02)

Total dividends and/or distributions to shareholders	(.35)	(.30)	(.36)	(.41)		(.39)	(.40)

Net asset value, end of period	$9.66	$9.63	$9.60	$8.99		$9.30	$9.38

Total Return, at Net Asset Value[2]	2.29%	3.55%	11.05%	1.28%		3.36%	4.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,309	$141,529	$159,924	$129,835		$125,320	$105,687

Average net assets (in thousands)	$153,142	$142,267	$136,902	$147,799		$120,688	$97,262

Ratios to average net assets:[3]
Net investment income	1.78%	2.85%	3.89%	4.67%		4.20%	3.83%
Total expenses	1.77%	1.79%[4]	1.81%[4]	1.80	% [4]	1.77%	1.83%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%		1.65%	1.65%

Portfolio turnover rate[5]	71%	57%	56%	109%		56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.79%
Year Ended August 31, 2010	1.81%
Year Ended August 31, 2009	1.80%
Year Ended August 31, 2007	1.83%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 29, 2012	$1,902,803,529	$1,758,546,221
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	February 29, 2012					Year Ended August 31,
Class N	(Unaudited)	2011	2010	2009		2008	2007
Per Share Operating Data
Net asset value, beginning of period	$9.64	$9.61	$9.01	$9.32		$9.40	$9.41

Income (loss) from investment operations:
Net investment income[1]	.11	.32	.41	.45		.45	.41
Net realized and unrealized gain (loss)	.32	.06	.60	(.30)		(.09)	.03

Total from investment operations	.43	.38	1.01	.15		.36	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.30)	(.32)	(.41)	—		(.32)	(.43)
Distributions from net realized gain	(.10)	(.03)	—	—		—	—
Tax return of capital distribution	—	—	—	(.46)		(.12)	(.02)

Total dividends and/or distributions to shareholders	(.40)	(.35)	(.41)	(.46)		(.44)	(.45)

Net asset value, end of period	$9.67	$9.64	$9.61	$9.01		$9.32	$9.40

Total Return, at Net Asset Value[2]	2.54%	4.06%	11.47%	1.79%		3.87%	4.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,450	$42,871	$48,461	$41,287		$50,126	$41,268

Average net assets (in thousands)	$44,112	$43,606	$43,197	$44,941		$47,832	$38,701

Ratios to average net assets:[3]
Net investment income	2.28%	3.35%	4.41%	5.15%		4.70%	4.32%
Total expenses	1.28%	1.36%[4]	1.45%[4]	1.48	% [4]	1.39%	1.48%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.15%		1.15%	1.15%

Portfolio turnover rate[5]	71%	57%	56%	109%		56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.36%
Year Ended August 31, 2010	1.45%
Year Ended August 31, 2009	1.48%
Year Ended August 31, 2007	1.48%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 29, 2012	$1,902,803,529	$1,758,546,221
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Six Months
	Ended
	February 29, 2012					Year Ended August 31,
Class Y	(Unaudited)	2011	2010	2009		2008	2007
Per Share Operating Data
Net asset value, beginning of period	$9.68	$9.65	$9.04	$9.35		$9.43	$9.45

Income (loss) from investment operations:
Net investment income[1]	.13	.35	.48	.50		.49	.45
Net realized and unrealized gain (loss)	.34	.08	.59	(.31)		(.08)	.03

Total from investment operations	.47	.43	1.07	.19		.41	.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.35)	(.37)	(.46)	—		(.35)	(.48)
Distributions from net realized gain	(.10)	(.03)	—	—		—	—
Tax return of capital distribution	—	—	—	(.50)		(.14)	(.02)

Total dividends and/or distributions to shareholders	(.45)	(.40)	(.46)	(.50)		(.49)	(.50)

Net asset value, end of period	$9.70	$9.68	$9.65	$9.04		$9.35	$9.43

Total Return, at Net Asset Value[2]	2.68%	4.60%	12.21%	2.30%		4.39%	5.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,352	$11,805	$35,559	$143,552		$326,704	$191,306

Average net assets (in thousands)	$15,754	$13,636	$122,075	$253,331		$276,906	$54,034

Ratios to average net assets:[3]
Net investment income	2.76%	3.69%	5.19%	5.61%		5.20%	4.87%
Total expenses	0.69%	0.89%[4]	0.59%[4]	0.67	% [4]	0.65%	0.59%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.65%	0.65%	0.59%	0.65%		0.64%	0.59%

Portfolio turnover rate[5]	71%	57%	56%	109%		56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	0.89%
Year Ended August 31, 2010	0.59%
Year Ended August 31, 2009	0.67%
Year Ended August 31, 2007	0.59%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 29, 2012	$1,902,803,529	$1,758,546,221
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer U.S. Government Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y             shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last
32 | OPPENHEIMER U.S. GOVERNMENT TRUST

sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the
33 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of February 29, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$429,610,925
Sold securities	35,368,601
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by
34 | OPPENHEIMER U.S. GOVERNMENT TRUST

such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     During the fiscal year ended August 31, 2011, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,325,349,253
Federal tax cost of other investments	(88,678,014)

Total federal tax cost	$1,236,671,239

Gross unrealized appreciation	$42,402,656
Gross unrealized depreciation	(8,174,557)

Net unrealized appreciation	$34,228,099

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended February 29, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,588
Payments Made to Retired Trustees	14,618
Accumulated Liability as of February 29, 2012	98,231
35 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the
36 | OPPENHEIMER U.S. GOVERNMENT TRUST

Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 29, 2012		Year Ended August 31, 2011
	Shares	Amount	Shares	Amount

Class A
Sold	18,130,355	$175,421,744	19,891,334	$188,989,487
Dividends and/or distributions reinvested	1,589,840	15,329,515	2,424,568	22,905,078
Redeemed	(13,880,950)	(133,891,494)	(30,834,239)	(291,330,110)

Net increase (decrease)	5,839,245	$56,859,765	(8,518,337)	$(79,435,545)

Class B
Sold	1,202,818	$11,618,360	1,667,916	$15,844,014
Dividends and/or distributions reinvested	106,206	1,022,647	183,002	1,725,300
Redeemed	(1,086,748)	(10,485,573)	(3,429,132)	(32,344,232)

Net increase (decrease)	222,276	$2,155,434	(1,578,214)	$(14,774,918)

Class C
Sold	3,854,639	$37,249,040	4,488,009	$42,647,963
Dividends and/or distributions reinvested	282,536	2,718,459	406,307	3,830,397
Redeemed	(2,544,646)	(24,534,197)	(6,856,481)	(64,625,589)

Net increase (decrease)	1,592,529	$15,433,302	(1,962,165)	$(18,147,229)

Class N
Sold	779,741	$7,530,406	1,404,716	$13,310,505
Dividends and/or distributions reinvested	92,027	887,319	151,757	1,432,559
Redeemed	(617,818)	(5,966,561)	(2,151,691)	(20,354,660)

Net increase (decrease)	253,950	$2,451,164	(595,218)	$(5,611,596)

37 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Shares of Beneficial Interest Continued

	Six Months Ended February 29, 2012		Year Ended August 31, 2011
	Shares	Amount	Shares	Amount

Class Y
Sold	1,823,517	$17,698,901	1,292,905	$12,279,301
Dividends and/or distributions reinvested	35,071	339,252	48,752	463,962
Redeemed	(1,290,361)	(12,489,440)	(3,807,829)	(36,100,772)

Net increase (decrease)	568,227	$5,548,713	(2,466,172)	$(23,357,509)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 29, 2012, were as follows:

	Purchases	Sales

Investment securities	$96,366,612	$90,269,282
U.S. government and government agency obligations	396,250,086	323,397,537
To Be Announced (TBA) mortgage-related securities	1,902,803,529	1,758,546,221
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.600%
Next $100 million	0.570
Next $400 million	0.550
Next $1.2 billion	0.500
Over $2 billion	0.475
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended February 29, 2012, the Fund paid $899,894 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
38 | OPPENHEIMER U.S. GOVERNMENT TRUST

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2011 were as follows:

Class B	$6,171,680
Class C	4,405,201
Class N	1,119,689
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
Six Months	Retained by	Retained by	Retained by	Retained by	Retained by
Ended	Distributor	Distributor	Distributor	Distributor	Distributor

February 29, 2012	$143,833	$—	$59,737	$10,692	$718
39 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average daily net assets, will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. During the six months ended February 29, 2012, the Manager waived fees and/or reimbursed the Fund $326,118, $83,612, $88,221, $29,497 and $2,943 for Class A, Class B, Class C, Class N and Class Y shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to November 1, 2011. Effective November 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.
During the six months ended February 29, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$3,248
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.
40 | OPPENHEIMER U.S. GOVERNMENT TRUST

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill
41 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of February 29, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$155,578	*	Appreciated options written, at value	$6,453
Interest rate contracts	Investments, at value	70,532	**	Depreciated options written, at value	66,250
Interest rate contracts				Futures margins	773,592	*

Total		$226,110			$846,295

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
		Closing and	Closing and
Derivatives Not		expiration	expiration
Accounted for as	Investments from	of option	of futures
Hedging Instruments	unaffiliated companies*	contracts written	contracts	Total

Interest rate contracts	$(432,485)	$428,142	$8,457,513	$8,453,170

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
42 | OPPENHEIMER U.S. GOVERNMENT TRUST

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not		Option
Accounted for as		contracts	Futures
Hedging Instruments	Investments*	written	contracts	Total

Interest rate contracts	$4,912	$(8,098)	$534,217	$531,031

*	Includes purchased option contracts and purchased swaption contracts, if any.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the six months ended February 29, 2012, the Fund had an ending monthly average market value of $174,717,705 and $178,269,076 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
43 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the six months ended February 29, 2012, the Fund had an ending monthly average market value of $7,949 and $23,373 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the six months ended February 29, 2012, the Fund had an ending monthly average market value of $6,288 and $20,437 on written call options and written put options, respectively.

44 | OPPENHEIMER U.S. GOVERNMENT TRUST

     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the six months ended February 29, 2012 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of August 31, 2011	—	$—	—	$—
Options written	2,127	277,233	4,540	337,562
Options closed or expired	(2,127)	(277,233)	(3,879)	(272,957)

Options outstanding as of February 29, 2012	—	$—	661	$64,605

6. Restricted Securities
As of February 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the

45 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
7. Pending Litigation Continued
New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the

46 | OPPENHEIMER U.S. GOVERNMENT TRUST

Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I.
     The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

47 | OPPENHEIMER U.S. GOVERNMENT TRUST

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and

48 | OPPENHEIMER U.S. GOVERNMENT TRUST

professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load general US government funds. The Board noted that the Fund’s one-year performance was better than its peer group median and its ten-year performance was equal to its peer group median, although its three-year and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load general US government funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were lower than its peer group median and average. The Fund’s contractual management fees were higher than its peer group median and average. The Fund’s total expenses were higher than its peer group median and equal to its peer group average. The Board also noted that the Manager has agreed to voluntarily limit the total annual fund operating expenses for all share classes so that those expenses, as a percentage of average annual net assets, do not exceed 0.90% for Class A shares, 1.65% for Class B shares and Class C shares, 1.15% for Class N shares and 0.65% for Class Y shares. This voluntary expense limitation my not be amended until one year after the date of the prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has

49 | OPPENHEIMER U.S. GOVERNMENT TRUST

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

50 | OPPENHEIMER U.S. GOVERNMENT TRUST

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U. S. GOVERNMENT TRUST

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., President and Principal Executive Officer
Krishna Memani, Vice President
Peter A. Strzalkowski, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Independent	KPMG llp
Registered Public
Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2012 OppenheimerFunds, Inc. All rights reserved.

52 | OPPENHEIMER U.S. GOVERNMENT TRUST

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

53 | OPPENHEIMER U.S. GOVERNMENT TRUST

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

54 | OPPENHEIMER U.S. GOVERNMENT TRUST

Item 2. Code of Ethics.
Not applicable to semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semiannual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer U.S. Government Trust

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer
Date: 4/10/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer
Date: 4/10/2012

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer
Date: 4/10/2012